UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2017

SUMMIT HOTEL PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-35074 (Commission File Number)	27-2962512 (I.R.S. Employer Identification No.)

12600 Hill Country Blvd, Suite R-100
Austin, Texas 78738
(Address of Principal Executive Offices) (Zip Code)

(512) 538-2300
(Registrants’ telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2017, the Board of Directors (the “Board”) of Summit Hotel Properties, Inc. (the “Company”), based on the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Hope S. Taitz as a director of the Company. The Board has determined, based on the recommendation of the Nominating and Corporate Governance Committee, that Ms. Taitz is independent in accordance with the applicable rules of the New York Stock Exchange. In connection with Ms. Taitz’s appointment, the size of the Board was increased from five to six. Ms. Taitz joins Daniel P. Hansen, the Company’s Chairman of the Board, President and Chief Executive Officer, Bjorn R. L. Hanson, Jeffrey W. Jones, Kenneth J. Kay and Thomas W. Storey as a member of the Board.

Ms. Taitz will serve on the Nominating and Corporate Governance Committee of the Board. The Board, on the recommendation of the Nominating and Corporate Governance Committee, has determined that Ms. Taitz meets the requirements for serving on such committee. The following table depicts the composition of the Audit, Compensation and Nominating and Corporate Governance Committees of the Company following the appointment of Ms. Taitz to the Board.

Director	Audit	Compensation	Nominating and Corporate Governance
Bjorn R. L. Hanson	✓		✓(Chair)
Jeffrey W. Jones	✓ (Chair)	✓
Kenneth J. Kay	✓	✓(Chair)
Thomas W. Storey		✓	✓
Hope S. Taitz			✓

Ms. Taitz will participate in the Company’s non-employee director compensation programs. On July 10, 2017, Ms. Taitz received a stock award pursuant to the Company’s 2011 Equity Incentive Plan as Amended and Restated, consisting of 4,530 fully vested shares of the Company’s common stock. The Company has entered into an indemnification agreement with Ms. Taitz in the form entered into with other directors and executive officers of the Company.

Item 7.01.	Regulation FD Disclosure.

On July 10, 2017, the Company issued a press release announcing the appointment of Ms. Taitz to the Board.

A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued July 10, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT HOTEL PROPERTIES, INC.
(Registrant)

	By:	/s/ Christopher R. Eng
Christopher R. Eng
Date: July 10, 2017		Executive Vice President, General Counsel and Chief Risk Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued July 10, 2017.